T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price Institutional High Yield Fund

Supplement to prospectus dated October 1, 2005

The AIMR Disclosure table on page 10 of the prospectus is amended as follows to correct the 2004 statistics.

AIMR Disclosure
High Yield Composite incepted 6/30/1985
	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Gross Annual Returns	19.28	12.63	13.24	6.51	3.69	1.29	11.71	4.85	20.87	9.85
Net Annual Returns	18.71	12.09	12.70	5.98	3.18	0.79	11.17	4.33	20.30	9.32
Citigroup BB/B Index	19.82	11.31	12.91	4.60	1.97	-4.28	5.21	-1.55	26.30	9.96
Composite Dispersion	NA	NA	NA	NA	NA	NA	NA	NA	0.30	0.11
Comp. Assets (Millions)	60.9	65.2	73.6	80.1	102.3	144.4	353.2	811.3	1,676.7	1,632.7
# of Accts. in Comp.	2	1	1	1	1	1	2	7	11	8
Total Firm Asses (Billions)	49.1	66.0	90.8	110.8	132.7	129.7	124.9	114.5	158.2	200.9
% of Firm Asses Mgd.	0.12	0.10	0.08	0.07	0.08	0.11	0.28	0.71	1.06	0.81

The date of this supplement is December 28, 2005.

E137-041 12/28/05